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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated November 9, 1998, relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated March 22, 1999, relating to the financial statements of FS Variable Separate Account, which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Independent Accountants" in such Prospectus.




         PricewaterhouseCoopers LLP
         Los Angeles, California
         March 23, 1999